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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

AFFILIATED MANAGERS GROUP, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0001-13459 (Commission file number)	043218510 (IRS employer identification no.)
600 Hale Street, Prides Crossing, MA 01965 (Address of principal executive offices) (Zip code)

(617) 747-3300
(Registrant's telephone number, including area code)

Item 7. Exhibits.

        Exhibit 99.1 Registrant's Press Release dated January 28, 2004.

Item 12. Results of Operations and Financial Condition.

        The following information is being furnished under Item 12 of Form 8-K. On January 28, 2004, Registrant issued a press release setting forth its financial and operating results for the most recently completed year. A copy of this press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference herein.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.
Date: January 28, 2004	/s/ DARRELL W. CRATE DARRELL W. CRATE Executive Vice President, Chief Financial Officer and Treasurer (and also as Principal Financial and Accounting Officer)

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  Item 7. Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES